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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 24, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


             California                            000-23993                           33-0480482
  ----------------------------------    --------------------------------    ---------------------------------
   (State or Other Jurisdiction of         (Commission File Number)         (IRS Employer Identification No.)
           Incorporation)


                  16215 Alton Parkway, Irvine, California 92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 7. EXHIBITS

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                  99.1     Press Release dated November 24, 2000, of the
                           Registrant.

ITEM 9. REGULATION FD DISCLOSURE

         On November 24, 2000 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BROADCOM CORPORATION,
                                        a California corporation


November 30, 2000                       By:  WILLIAM J. RUEHLE
                                             -----------------------------------
                                             William J. Ruehle
                                             Vice President and
                                             Chief Financial Officer

                                        By:  /s/ SCOTT J. POTERACKI
                                             -----------------------------------
                                             Scott J. Poteracki
                                             Corporate Controller and
                                             Senior Director of Finance
                                             (Principal Accounting Officer)

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                                 EXHIBIT INDEX

Exhibit Number                     Description
--------------                     -----------

    99.1               Press Release dated November 24, 2000, of the Registrant.